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                                                                   Exhibit 10.20

                                                                  Execution Copy
                                                                  --------------

                      ASSIGNMENT AND ASSUMPTION AGREEMENT
                      -----------------------------------

     This ASSIGNMENT AND ASSUMPTION AGREEMENT, dated as of this [ ] day of August, 2001, is made, executed and delivered by Nexstar Finance Holdings, L.L.C., a Delaware limited company ("Assignor"), and NBG, L.L.C., a Delaware limited liability company ("Assignee").

                             W I T N E S S E T H:

     WHEREAS, Assignor is a party to that certain Indenture by and among Nexstar Finance Holdings, L.L.C., Nexstar Finance Holdings, Inc. and The United States Trust Company of New York, as trustee, dated as of the 17/th/ day of May, 2001 (the "Indenture");

     WHEREAS, the Indenture requires Assignor to assign its equity interests and its obligations under the Indenture to a wholly-owned subsidiary of Assignor; and

     WHEREAS, pursuant to Section 4.19 of the Indenture, Assignor is assigning to Assignee all of Assignor's right, title and interest in and to those equity interests listed on Attachment A hereto (the "Equity Interests"); and

     WHEREAS, Assignor desires to transfer and assign to Assignee all of Assignor's rights, title and interest in and to the Equity Interests and Assignee desires to assume Assignor's obligations under the Indenture;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor and Assignee, intending to be legally bound, hereby agree as follows:

     1. Capitalized terms used herein but not defined herein shall have the meanings assigned such terms in the Indenture.

     2. Assignor does hereby assign, convey and deliver to Assignee all of Assignor's right, title and interest in and to the Equity Interests.

     3. Assignee hereby assumes all of Assignor's liabilities under and obligations arising from and after the date hereof under the Indenture. Assignee shall not assume any other obligations or liabilities of the Assignor.

     4. Assignor and Assignee shall each execute and deliver such other documents and take such actions as the other may reasonably request to confirm the assignment executed hereby and to vest title in and to the Equity Interests in Assignee.

     5. This Assignment and Assumption Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
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     6.  This Assignment and Assumption Agreement shall be governed, construed and enforced in accordance with the laws of the State of New York (without regard to the choice of law provisions thereof).

     7. This Assignment and Assumption Agreement cannot be amended, supplemented, or changed except by an agreement in writing that is signed by the parties hereto.

     8. This Assignment and Assumption Agreement may be executed in any number of counterparts and by facsimile, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

                                       2
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     IN WITNESS WHEREOF, Assignee and Assignor have executed this Assignment and
Assumption Agreement as of the date first above written.

                              ASSIGNOR:

                              NEXSTAR FINANCE HOLDINGS, L.L.C.


                              By:   /s/ Shirley Green
                                   -------------------------------
                                   Name:
                                   Title:


                              ASSIGNEE:

                              NBG, L.L.C.


                              By:   /s/ Shirley Green
                                   -------------------------------
                                   Name:
                                   Title:
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                                 ATTACHMENT A

                               Equity Interests
                               ----------------

1. 1,000 shares of common stock issued by Nexstar Finance Holdings, Inc., representing all of the issued and outstanding capital stock of Nexstar Finance Holdings, Inc.

2. Membership Interests of Nexstar Finance, L.L.C., representing 100% of the ownership interests of Nexstar Finance, L.L.C.

                             Attachment A - Page 1